UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Dover Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Meeting Information DOVER CORPORATION *** Exercise Your Right to Vote *** Meeting Type: Annual For holders as of: March 09, 2010 Date:May 06, 2010 Time: 1:00 PM local time Location: Eaglewood Resort 1401 Nordic Road Itasca, Illinois 60143 See the reverse side of this notice to obtain proxy materials and voting instructions. M21348-P89847 materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DOVER CORPORATION 280 PARK AVENUE NEW YORK, NY 10017 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy

IMPORTANT NOTICE Regarding the Availability of Proxy Materials 1. Annual Report2. Notice and Proxy StatementHow to View Online:Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET:www.proxyvote.com2) BY TELEPHONE:1-800-579-16393) BY E-MAIL*:sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery. Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. For meeting directions, go to www.eaglewoodresort.com.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.Vote ByTelephone: Use any touch-tone telephone to vote your proxy. Dial 1-800-690-6903. Have your proxy card in hand when you call. M21349-P89847 Please Choose One of the Following Voting Methods How To Vote Proxy Materials Available to VIEW or RECEIVE: How to Access the Proxy Materials Before You Vote

Voting Items M21350- P89847 M. A. Winston 1k. M. B. Stubbs 1j. B. G. Rethore 1i. R. K. Lochridge 1h. R. A. Livingston 1g. J. L. Koley 1f. K. C. Graham 1e. P. T. Francis 1d. J-P. M. Ergas 1c. public registered independent R. W. Cremin 1b. To ratify the appointment of PricewaterhouseCoopers LLP as the accounting firm of Dover Corporation for 2010. 2. D. H. Benson 1a. The Board of Directors recommends a vote FOR Item 2: The Board of Directors recommends a vote FOR each director under Item 1:

1.Election of Directors Nominees: M21351-P89847